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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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        Date of Report (date of earliest event reported):  May 29, 1998


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                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


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
            VIRGINIA                                     0-22001                          54-1252625
(State or other jurisdiction of incorporation)   (Commission File Number)    (I.R.S. Employer Identification No.)
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                 8280 GREENSBORO DRIVE, MCLEAN, VIRGINIA  22102
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (703) 734-8606
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 29, 1998 (the "Closing Date"), Deltek Systems, Inc., a Virginia corporation (the "Company"), through its wholly-owned subsidiary, Turtledove Acquisition Corp., a Virginia corporation (the "Purchaser"), acquired all of the issued and outstanding stock of Harper & Shuman, Inc., a Massachusetts corporation ("H&S"), pursuant to the terms of a certain Agreement and Plan of Reorganization dated May 27, 1998 (the "Agreement") between the Company, the Purchaser, H&S, Chester A. Shuman, the Harper and Shuman Employee Stock Ownership Plan and Trust, and other shareholders of Harper and Shuman, as named in the Agreement. A copy of the Agreement is attached hereto as Exhibit 2.2 and is incorporated in its entirety by reference.

         Pursuant to the terms of the Agreement, the Company issued an aggregate of 690,000 shares of its Common Stock (including certain options to acquire stock) on the Closing Date in exchange for all issued and outstanding shares of Common Stock of H&S and H&S options held by the H&S shareholders (the "Transaction"). The Company has agreed to use its best efforts to file a registration statement covering such shares on or before August 10, 1998. The consideration was determined based on arms-length negotiation. The acquisition will be accounted for as a pooling of interest. There was no affiliation or relationship between the Company, its affiliates, officers or directors or associates of such persons and H&S, its officers, directors or stockholders prior to the execution of the Agreement.

         The above description of the Agreement entered into by the Company relating to the acquisition is not complete. Reference is made to the Agreement, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         On May 28, 1998, the Company held its Annual Meeting of Shareholders. At the meeting Charles W. Stein, a Class I member of the Board of Directors, was reelected to serve until the next annual meeting or until his successor is duly elected and qualified. The votes cast and withheld for such director were as follows:

            Charles W. Stein:      FOR    16,508,236      WITHHELD  38,760.

In addition, the Company's shareholders approved the following proposal:

The ratification of the appointment of Arthur Anderson LLP as independent accountants, as follows:

            FOR      16,515,246    AGAINST     31,450     ABSTAIN    300
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)  Financial Statements and Pro Forma Financial Information

         It is impracticable for the Company to file those financial statements of Harper and Shuman, Inc. and the pro forma financial information relating to the acquisition required to be filed pursuant to this item, as of the date hereof. The Company will amend this report as soon as the required financial statements and pro forma financial information are available so as to include them in this report, but in no event does the Company expect that such amendment will be filed later than August 12, 1998.

         (c)     Exhibits

         The following exhibits are filed herewith:

         2.2 Agreement and Plan of Reorganization among Deltek Systems, Inc., Turtledove Acquisition Corp., Harper and Shuman, Inc., Chester A. Shuman, the Harper & Shuman Employee Stock Ownership Plan and Trust, and the other shareholders of Harper & Shuman, Inc.

         10.14   Escrow Agreement dated May 29, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Deltek Systems, Inc.
                                           (Registrant)


Dated:  June 12, 1998             By:      /s/ Alan R. Stewart
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                                                   Alan R. Stewart,
                                                   Chief Financial Officer